                                                                    Exhibit 10.7

                                TABLE OF CONTENTS

                              TECHNOLOGY AGREEMENT

                                     BETWEEN

                           SAIFUN SEMICONDUCTORS LTD.

                                       AND

                        MACRONIX INTERNATIONAL CO., LTD.

1.    DEFINITIONS......................................................................    2
2.    GRANT OF LICENSE FOR IMMEDIATE PRODUCTS..........................................    8
3.    GRANT OF OPTIONS.................................................................   10
4.    GENERAL LICENSING PROVISIONS.....................................................   12
5.    LICENSES AND IMMUNITIES TO SAIFUN PRODUCTS.......................................   15
6.    LICENSES AND IMMUNITIES TO FOUNDRIES IN WHICH SAIFUN PRODUCTS ARE MANUFACTURED...   17
7.    MUTUAL PROTECTION SAIFUN LICENSEES...............................................   17
8.    DEVELOPMENT OF MACRONIX NROM BASED PROCESS.......................................   17
9.    CAPACITY.........................................................................   18
10.   WAFER PRICING....................................................................   22
11.   MISCELLANEOUS FOUNDRY PROVISIONS.................................................   23
12.   AUDIT AND RECORD KEEPING.........................................................   25
13.   CONFIDENTIALITY..................................................................   26
14.   INTELLECTUAL PROPERTY INFRINGEMENT...............................................   27
15.   WARRANTIES.......................................................................   27
16.   ADOPTION AND PROMOTION...........................................................   28
17.   TERM AND TERMINATION.............................................................   29
18.   MISCELLANEOUS....................................................................   31

     TECHNOLOGY AGREEMENT

     This technology agreement ("Agreement") is entered this 4th day of May 2000 ("Effective Date") among Saifun Semiconductor Ltd., a company incorporated in Israel, with offices at Topper Bldg. 65 Hamelacha St. Industrial Zone South, Netanya 42504, Israel ("Saifun"), Macronix International Co., Ltd., a company incorporated in Taiwan with offices at No. 3 Creation Road III, Science-Based Industrial Park, Hsin-Chu, Taiwan ("Macronix"). Saifun and Macronix shall be collectively referred to herein as the "Parties."

                                    RECITALS

     Saifun has developed know-how and proprietary information relating to Non Volatile Memory (NVM) technology hereinafter defined as "Saifun NROM Technology".

     Macronix owns patents, know-how and other proprietary information relating to NVM technology and Macronix desires to incorporate the Saifun NROM Technology into the Licensed Products (defined below); and

     Saifun is willing to license the Saifun NROM Technology to Macronix, and to assist Macronix in implementing and manufacturing Licensed Products based on the Saifun NROM Technology; and

     Saifun is interested in expediting the time it will take to bring to the market place Licensed Products and Saifun Products and is interested in Macronix' endorsement of the Saifun NROM Technology, and in making the Saifun NROM Technology the leading NVM technology in the market place; and

     Saifun desires to obtain capacity for the manufacture of Saifun Products (defined below), and Macronix is willing to provide such capacity to Saifun at a competitive price utilizing Macronix' most advanced technology; and

     The Parties desire to form a close working relationship by which they shall (amongst other things) jointly develop applications to be agreed upon.

     Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.   DEFINITIONS

     1.1. "Basic Capacity" shall mean the capacity as defined in Section 9.1 of this Agreement.

     1.2. "Blocking Patent" shall mean a Patent invented on behalf of and/or owned by a Party or a Subsidiary at any time which covers an invention to which a license would be necessary in order to utilize the Saifun NROM Technology.

     1.3. "Confidential Information" shall mean confidential and proprietary information, except as provided in Section13.2, whenever made and whenever disclosed of a Party which is (i) designated with the legend "Confidential" or comparable legend in case of disclosure thereof in written, graphic, machine readable or other tangible form or (ii) designated "Confidential" at the disclosure thereof in other form (including oral) and within thirty (30) days after such disclosure set forth in writing designated "Confidential" and forwarded to the receiving party, Confidential Information also includes without limitation the terms of this Agreement and the identity of licensee or potential licensees of Saifun disclosed to Macronix pursuant to this Agreement.

     1.4. "E(2) Block" shall mean a byte or word or page electrically writeable non-volatile Memory Block incorporating Saifun NROM Technology.

     1.5. "Element" shall mean a digital memory, arranged in array of memory cells in which binary data is stored and electronically retrieved that does not include and is not based on Saifun NROM Technology.

     1.6. "Embedded Customized Product" shall mean a Macronix Product where either (or both) kind(s) of Product(s) in accordance with the following description:

          (a)  A Product comprising of:

               (i)  FLASH Block; and

               (ii) A non standard I/O Protocol and non-standard Flash Pin-out;
                    and

               (iii) Logic Block with *** or less equivalents Gate counts;
                    and/or

               (iv) Test/Use Logic Block; and/or

               (v)  Memory Block and/or Limited E(2) Block and/or an Element.

          (b)  A Product comprising of:

               (i)  Flash Block whose size is equal or smaller than 1Mbit; and

               (ii) Test/Use Logic Block; and

               (iii) at least one of the following blocks :

                    (1) a Memory Block and/or Limited E(2) Block; and/or an Element; and/or

                    (2) a Logic Block

      1.7. "Embedded Flash Product" shall mean a Macronix Product comprising of:

-----------

*** Omitted pursuant to a confidential treatment request. the confidential information has been filed separately with the SEC.

          (a)  Flash Block that is larger than *** Flash Block; and

          (b)  a Test/Use Logic Block; and/or an Element; and

          (c)  at least one of the following blocks:

               (i)  Logic Block; and/or

               (ii) a Memory Block and/or Limited E(2) Block

     1.8. "Embedded Non-Flash Product" shall mean a Macronix Product comprising of:

          (a)  OTP Memory Block or ROM Memory Block; and

          (b)  a Test/Use Logic Block; and/or an Element; and

          (c)  at least one of the following blocks:

               (i)  Logic Block; and/or

               (ii) Memory Block and/or a Limited E(2).

     1.9. "Embedded Products" shall mean a collective reference to Embedded Flash Products, Embedded Non-Flash Products and Embedded Customized Products.

     1.10. "Extended Capacity" shall mean the capacity as defined in Section 9.2 of this Agreement.

     1.11. Final Foundry Agreement" shall mean a detailed written agreement dealing with the manufacturing procedures and supply arrangements to be agreed upon by the Parties.

     1.12. "Flash Block" shall mean a (i) byte programmable and block erasable; or (ii) word programmable and block erasable; or (iii) byte programmable and bulk erasable; or (iv) word programmable and bulk erasable; or (v) block programmable and block erasable; or (vii) block programmable and bulk erasable non-volatile Memory Block

     1.13. "Foundry Service" shall mean the service of manufacturing semiconductor wafers on behalf of third parties.

     1.14. "Immediate Product" shall mean a collective reference to MTP Products, Non-Flash Products, Mass Storage Products and Embedded Products.

     1.15. "Improvements" shall mean Patents covering changes, modifications and developments relating to the cell and array and circuits of the Saifun NROM Technology which constitute the best or otherwise optimal method of carrying out and implementing the Saifun NROM Technology for the designing, developing or manufacturing of NVM products based on the Saifun NROM Technology (but not application specific such as, with no limitation, Smart cards, Smartmedia, and other product related intellectual property).

     1.16. "Large E(2) Block" shall mean an E(2) Block that is not a Limited E(2) Block.

-----------------
*** Omitted pursuant to a confidential treatment request. The confidential information has been filed separately with the SEC.

     1.17. "Licensed Products" shall mean a collective reference to Stand-alone Flash Products and Immediate Products.

     1.18. "Limited E(2) Block" shall mean an E(2) Block smaller than the maximum size listed below:

          (a)  Maximum size during 2000 - ***

          (b)  Maximum size, from 1/1/2001-the end of 2004 - ***

          (c)  Maximum size, thereafter - ***

     1.19. "Logic Block" shall mean a group of electronic circuits capable of performing logical operations as a function of electronic digital signals that is not necessary for the testing or use of the Flash Block or a Memory Block within the Product in which the logic block is incorporated. Such logic blocks may include, by way of example but without limitation, a microprocessor (MPU), a microcontroller (MCU), or a digital signal processor (DSP).

     1.20. "M&A" shall mean merger, consolidation, transfer or sale of all or substantially all of the assets or shares of a Party.

     1.21. "Macronix Product" shall mean a Product, designed and made and sold by Macronix and/or its Subsidiaries.

     1.22. "Macronix NROM Patents" shall mean Macronix NVM Patents which are required for or otherwise are based on or utilize the Saifun NROM Technology together with all incidental intellectual property rights, know how and trade secrets required for effectively exploiting such patents.

     1.23. "Macronix NROM Process Patents" shall mean Macronix NROM Patents that are process related.

     1.24. "Macronix NVM Patents" shall mean all Macronix NVM Patents (including Macronix NROM Patents) covering Macronix Non-Volatile Memory technology together with all incidental intellectual property rights, know how and trade secrets required for effectively exploiting such patents.

     1.25. "Mass Storage Product" shall mean a Product comprising of a Test/Use Logic Block and Flash Block which is (a) Sector (at least ***) programmable and Sector erasable; or (b) Sector programmable and block erasable; or (c) Sector programmable and bulk erasable that meets the following specifications:

          (a) a serial interface (e.g. of the type conventionally used in magnetic hard disk drives, for digital recording, or for digital camera); and

          (b) the access time of 1st bit is twice slower than the serial access time.

     1.26. "Memory Block" shall mean a digital memory, arranged in array of memory cells in which binary data is stored and electronically retrieved, incorporating Saifun NROM Technology. For the purpose of this definition


*** Omitted pursuant to a confidential treatment request. The confidential information has been filed separately with the SEC.

          the term Memory Block, excludes Limited E(2) Block, Large E(2) Block or any other E(2) Block.

     1.27. "MTP Product" shall mean a Macronix Product comprising of:

          (a) Flash Block with endurance that equals or is less than 1,000 cycles; and

          (b)  Test/Use Logic Block

     1.28. Net Sales shall mean:

          (a) for transactions at arms length terms between Macronix and a 3rd party - the amount invoiced by Macronix for the sale of Licensed Products under this Agreement;

          (b) for transactions not made at arms length terms including but not limited to transactions between Macronix and an entity in which Macronix directly or indirectly has a beneficial interest including but not limited to sales classified as internal - the higher amount of either the amount invoiced or the market price of the Licensed Products (and if not known, calculated on the basis of the average of the last 5 transactions with different entities, which were made at arms length terms).

          In each case the amount invoiced shall be calculated according to the following principles: excluding amounts attributable to sales tax, value-added taxes, and use taxes (as may be applicable), reasonable discounts actually allowed (including quantity or promotional discounts given to customers), deductions for returns, import duties, costs of shipping insurance, freight, packing, and other transportation and related charges, but including fees and commissions paid to agents and others.

          For sales not made in U.S. dollars, such sales will be converted to U.S. dollars for purposes of this Agreement at the average daily exchange rate during each reporting period as reported in the Reuters Financial Reporting Service.

          For the purposes of determining the date upon which a sale was made under this definition an "invoice" shall be deemed as having been rendered at the first to occur of the following events: an invoice is sent, the Licensed Products are shipped or delivered or are first set aside for future use.

     1.29. "Non-Flash Products" shall mean a collective reference to OTP Memory Product and ROM Memory Product.

     1.30. "OTP Memory Product" shall mean a Macronix Product comprising of:

          (a) One time programmable non-volatile Memory Block, incorporating Saifun NROM Technology, that cannot be erased (other than for testing during manufacture); and

          (b)  Test/Use Logic Block.

     1.31. "Patents" shall mean all classes or types of patents, utility models and design patents (including, without limitation, originals, divisions, continuations, continuations-in-part, extensions or reissues), and applications for these classes or types of patent rights in all countries of the world owned or controlled by a Party during the term of this Agreement, to the extent that the applicable Party has the right to grant licenses within and of the scope set forth herein and without the requirement to pay consideration to any unaffiliated party (other than employees of the applicable Party) for the grant of such a license under this Agreement.

     1.32. "Product" shall mean a product in wafer, die, packaged or other form which contain a non-volatile memory circuit.

     1.33. "Qual Date 1" shall mean the earlier of the:

          (a)  actual product qualification date of the first Immediate Product;
               or

          (b) end of the *** period after a third party had qualified any of third party's Products of the same nature as Licensed Product; or

          (c)  ***

     1.34. "Qual Date Stand-Alone" shall mean the earlier of the:

          (a) actual product qualification date of the first Stand-alone Flash Product; or

          (b)  the end of the *** following the Effective Date.

     1.35. "ROM Memory Product" shall mean a Macronix Product comprising of:

          (a) read only Memory Block, incorporating Saifun NROM Technology which is programmed as part of the manufacturing process using a mask step; and

          (b)  Test/Use Logic Block.

     1.36. "Saifun NROM Technology" shall mean the whole or any part of Saifun's proprietary (i) electrically erasable and electrically programmable non-volatile memory cell and array; (ii) process and circuit technology for implementation and in corporation thereof into non-volatile memory; and (iii) know-how that is reasonably necessary for the utilization of the foregoing. Saifun NROM Technology is identified by (but not limited to):

          (a)  any *** and/or *** or *** or ***; and/or


*** Omitted pursuant to a confidential treatment request. The confidential information has been filed separately with the SEC.

          (b) The Saifun trade secrets, know-how and any other intellectual property ***; and/or

          (c)  ***; and/or

          (d)  ***.

     1.37. "Saifun Patents" shall mean all Patents of Saifun covering or relating to the Saifun NROM Technology and all other NVM Patent of Saifun applied for or granted prior to the Effective Date and all future Blocking Patents owned by Saifun.

     1.38. "Saifun Products" shall mean a Product of Saifun and/or its Subsidiaries handled in Saifun's ordinary way of doing business utilizing or otherwise incorporating or based on the Saifun NROM Technology.

     1.39. "Stand-alone Flash Product" shall mean a Macronix Product (excluding Licensed Mass Storage Flash Products) comprising of (i) Flash Block; and (ii) Test/Use Logic Block.

     1.40. "Subsidiary" shall mean a corporation, company or other entity that is controlled by either Party. Control means that 50 or more percent of the Subsidiary's shares or ownership interest representing the right to make decisions for such Subsidiary are owned or controlled directly or indirectly by either Party. Any Subsidiary is considered to be a Subsidiary only so long as such ownership or control exists by either Party. The term Subsidiary may expand to third parties in which a Party controls less than 50 percent, upon written consent of the other Party.

     1.41. "Substitute Foundry" shall mean the foundry in accordance with
          Section 9.4.

     1.42. "Test/Use Logic Block" shall mean a group of electronic circuits capable of performing logical operations as a function of electronic digital signals that is used for the testing or operating of the Flash Block or a Memory Block within the Product in which it is incorporated.

     1.43. "Wafer - Actual Price" shall mean the wafer price set in accordance with the principles of Section 10.3.

     1.44. "Wafer Base Price" shall mean the wafer price determined in accordance with the principles set out in Section 10.1.

     1.45. "W/M" shall mean wafer starts per month.

2.   GRANT OF LICENSE FOR IMMEDIATE PRODUCTS

     2.1. The License. Saifun hereby grants to Macronix a non-exclusive, non-transferable, worldwide license without the right to sub-license under the Saifun Patents and Improvements to use, make (without sub-contracting or have made), design, co-design (with a Subsidiary only) and have designed by a subsidiary, develop, sell and offer to sell, and otherwise


*** Omitted pursuant to a confidential treatment request. The confidential information has been filed separately with the SEC.

          dispose of Immediate Products. In case when Macronix shall need the have-made and have-design rights for conducting Macronix' business in its normal way of doing business, the Parties shall discuss in good faith the specific terms and conditions and such request shall not be unreasonably denied.

     2.2. Sublicense Rights. Macronix shall have the right to sublicense to its Subsidiaries all or part of the rights granted to Macronix in Section
          2.1 and as necessary to allow Macronix to fully exercise the rights granted therein in accordance with Macronix' normal way of doing business. The sublicense rights granted herein are only intended to allow Macronix to utilize the rights granted in a manner that is consistent with their internal divisions of functions, corporate structures and business organizations. Sub-licensees under this sub-section shall not have the right to sub-license the rights granted to them by Macronix hereunder. The Parties agree that the sub-licenses under this sub-section shall be limited in nature and only to the extent necessary for Macronix to fully exercise the rights granted to it.

     2.3. Few Licensees. Saifun declares that it is Saifun's business intention to limit the number of licensees with rights to Stand-alone Flash Product to few licensees only.

     2.4. Compensation. Macronix shall pay Saifun the following license fee and royalties for the foregoing license for the Immediate Products:

          (a)  License Fee:

                    PAYMENT
DATE OR EVENT      U.S $       TERMS
----------------   ---------   -----
                    ***         Payable in two installment:

Execution of the               (1) $***
Agreement
                               (2) $***

Qual Date 1         ***        Payable immediately upon occurrence of the Event/Date

***                 ***        Payable in two installment:

                               (1) $***

                               (2) $***

-----------------
*** Omitted pursuant to a confidential treatment request. The confidential information has been filed separately with the SEC.

          (b)  Royalties:

                                     NET SALES OF THE RELEVANT PRODUCTS
    THE IMMEDIATE PRODUCT                  AND ROYALTY RATE
----------------------------   ----------------------------------------------
                               The Net Sales in U.S. Dollars   The Percentage
                               -----------------------------   --------------
Embedded Non-Flash  Products   ***                                   ***%
                               ***                                   ***%
                               ***                                   ***%

Embedded Customized Products   ***                                   ***%
                               ***                                   ***%
                               ***                                   ***%

Non-Flash Products             ***                                   ***%

Embedded Flash Products        ***                                   ***%
                               ***                                   ***%
                               ***                                   ***%

MTP Product &  Mass Storage    ***                                   ***%
Product                        ***                                   ***%
                               ***                                   ***%

Minimum Royalties. At the applicable due date below, Macronix will pay the higher of the amount of royalties due in respect of the Net Sales of Immediate Products as set in Section 2.4(b) above or the following minimum royalties:

   Due Date      Payment in US $
--------------   ---------------
July 10th 2001        $***
July 10th 2002        $***
July 10th 2003        $***
July 10th 2004        $***
July 10th 2005        $***

3.   GRANT OF RIGHTS IN FLASH

     3.1. Grant of Rights in Stand- alone Flash Product.

-----------------
*** Omitted pursuant to a confidential treatment request. The confidential information has been filed separately with the SEC.

          (a) Saifun hereby grants Macronix a non-exclusive, non-transferable, worldwide license without the right to sub-license (subject to Section 3.1(b)) under the Saifun Patents to use, make (without sub-contracting or have made), design, co-design (with a subsidiary only) and have-designed by a subsidiary, develop, sell and offer to sell and otherwise dispose of Stand-alone Flash Products. In case when Macronix shall need the have-made and have-design rights for conducting Macronix' business in its normal way of doing business, the Parties shall discuss in good faith the specific terms and conditions and such request shall not be unreasonably denied.

          (b) Sublicense Rights. Macronix shall have the right to sublicense to its Subsidiaries all or part of the rights granted to Macronix in
               Section 3.1 as necessary to allow Macronix to fully exercise the rights granted therein in accordance with Macronix' normal way of doing business. The sublicense rights granted herein are only intended to allow Macronix to utilize the rights granted in a manner that is consistent with their internal divisions of functions, corporate structures and business organizations. Sub-licensees under this sub-section shall not have the right to sub-license the rights granted to them by Macronix hereunder. The Parties agree that the sub-licenses under this sub-section shall be limited in nature and only to the extent necessary for Macronix to fully exercise the rights granted to it.

          (c)  Payment.

               (i) For the rights granted hereunder, Macronix will pay Saifun upon execution of this Agreement the sum of *** US dollars.

               (ii) Macronix shall pay Saifun an additional sum of *** U.S.
                    dollars, within *** after the Effective Date.

               (iii) Macronix will pay Saifun additional $*** on Qual Date
                    Stand-Alone.

     3.2. Additional Compensation. Macronix shall pay Saifun the following royalties for the Stand-alone Flash Products in accordance with the following schedules:

          Royalties (subject to the minimums set below)(1):

Net Sales in U.S. Dollars of
Stand-alone Flash Products     The Percentage
----------------------------   --------------
***                                 ***%
***                                 ***%
***                                 ***%
***                                 ***%
***                                 ***%

-----------------
*** Omitted pursuant to a confidential treatment request. The confidential information has been filed separately with the SEC.

(1) Minimum Royalties. At the applicable due date below, Macronix will pay the higher of the amount of royalties due in respect of the Net Sales of Stand-alone Flash Products or the following minimum royalties:

DUE DATE                                           PAYMENT IN US DOLLARS
--------                                           ---------------------
Within 24 months following the Qual Date Stand-
Alone Date                                                 $***

Within  36 months following the Qual Date Stand-
Alone Date                                                 $***

4.   GENERAL LICENSING PROVISIONS

     4.1. Non-Suit Protection.

          (a) Saifun hereby covenants to Macronix and its Subsidiaries not to assert any Saifun Patent and Saifun Improvements against Macronix, its Subsidiaries, and their respective customers in relation with the Licensed Products, so long as Macronix did not violate its material obligations of this Agreement.

          (b) Saifun further covenants not to assert any claims regarding the use, design, development, making, selling, offering to sell, and otherwise disposing of Limited E(2) Block by Macronix, its Subsidiaries , and their respective customers, provided the Limited E(2) Block is a part of an Immediate Product in accordance with the provisions of this Agreement. This provision will be in full force and effect so long that Macronix did not violate its material obligations of this Agreement.

          (c) Saifun further covenants not to assert any claims regarding the use, design, development or making of any Saifun Product, on behalf of and only on behalf of Saifun, in connection with the manufacture of the Saifun Products.

     4.2. *** Should Saifun extend a license for Foundry Services to a third party other than ***, Saifun will offer such a license to Macronix under the same terms and conditions the license is extended to the other third party.

          Macronix will be permitted to manufacture Licensed Products other than *** under the logo of third parties, as soon as *** confirms in writing that

-----------------
*** Omitted pursuant to a confidential treatment request. The confidential information has been filed separately with the SEC.

          it does not object to Macronix's manufacture of such products or when *** loses exclusive rights granted to it by Saifun. Such product will be automatically covered under this license and will be subject to all provisions of this agreement.

     4.3. Special Rights. Subject to Section 9.5 ("Substitute Foundry"), Saifun will not grant a new license to manufacture the Licensed Products to a semiconductor company located in Taiwan and/or whose primary place of business is in Taiwan. Macronix acknowledges that such right will not prevent licensees of Saifun from seeking production of products licensed to them in Taiwan under such licensee's "have made" rights.

          FURTHER RESTRICTIONS. Should Saifun utilize as Substitute Foundry an entity located in Taiwan and/or whose primary place of business is in Taiwan, in accordance with the provisions of said 9.5 then Saifun will be precluded from granting such entity a license that will allow such Substitute Foundry to manufacture ***. Saifun also agrees not to grant a new license to a Taiwan company to manufacture the Mass Storage Products unless Macronix has failed to support Saifun foundry as per Section 9.5 for such Mass storage Products.

     4.4. Matching Offer. Should Saifun grant a license for a product with specifications similar to the specifications of a Licensed Product, to a semiconductor manufacturer for royalties lower than those paid by Macronix for any substantially similar Licensed Product, Saifun shall inform Macronix immediately and Macronix will be entitled to match the reduced price so that the future royalties paid by Macronix are no more than the royalties paid by any such third party licensee for the relevant similar products. This provision will not apply to a license to a Subsidiary or an affiliated company of Saifun and will not apply to royalties by Advanced Micro Devices Inc, and Fujitsu Limited or to royalties paid by 3rd party licensee with whom Saifun signed a contract prior to the Effective Date.

     4.5. Waiver. Nothing in this Agreement does or shall give Macronix rights in Large E(2) Block or in any other product not specifically and expressly licensed to it in this Agreement.

     4.6. Termination of Licenses.

          (a)  TERMINATION OF IMMEDIATE PRODUCTS LICENSE.

          The licenses granted under Section 2 of this Agreement for Immediate Products and the covenants set under Section 4.1 as applicable to Immediate Products, shall expire or otherwise be terminated without further notice (unless otherwise agreed upon by the Parties) should Macronix fail to reach one of the following targets:

-----------------
*** Omitted pursuant to a confidential treatment request. The confidential information has been filed separately with the SEC.

               (i) Qualification of 1st Macronix Immediate Product by *** or an extended period agreed upon by the Parties; or

               (ii) Net Sales of Licensed Products of: *** dollars
                    ($***) during 2002; or *** dollars ($***) during 2003

          (b)  TERMINATION OF STAND-ALONE FLASH PRODUCTS LICENSE.

          The licenses granted under Section 3 of this Agreement for Stand-alone Flash Products and the covenants set under Section 4.1 as applicable to Stand-alone Flash Products shall expire or otherwise be terminated (unless otherwise agreed upon by the Parties) should Macronix fail to reach one of the following targets:

               (i) Qualification of the first Macronix' Stand-alone Flash Product by the end of the *** following Release Date or an extended period agreed upon by the Parties; or

               (ii) Net Sales of Stand-alone Products of:
                    *** dollars ($***) during the year 2003; or *** dollars ($***) during the year 2004.

          (c)  TERMINATION OF ALL LICENSES FOR FAILURE TO PROVIDE CAPACITY.

          The licenses granted under Sections 2 and 3 and the covenants not to sue set in Section 4.1 of this Agreement shall expire or otherwise terminate, (unless otherwise agreed upon by the Parties) should Macronix fail to provide the capacity in accordance with the provisions of Section 9.1, 9.2 and 9.3 and does not cure the deficiency within *** from the date of shortfall ( as described in Section 9.7) arose or was discovered or was notified by Saifun (whichever is earlier), Failure to provide ***% of the capacity committed to (in accordance with the ordering procedures to be set in the Final Foundry Agreement) during a quarter will constitute a failure in accordance with this Section.

          (d)  TERMINATION OF LICENSES FOR FAILURE TO MAKE TIMELY PAYMENTS.

          The licenses granted under Sections 2 and 3 and the covenants not to sue set in Section 4.1 of this Agreement shall expire or otherwise terminate (unless otherwise agreed upon by the Parties) should Macronix fail to make any payments due in accordance with this Agreement (license fees and/or royalty payments) within *** after a payment is due.

     4.7. Consequences of Termination of a License.

          MATERIAL BREACH. Should any of the licenses be terminated in accordance with the provisions of Section 4.6 the Agreement will be deemed

------------------

*** Omitted pursuant to a confidential treatment request. The confidential information has been filed separately with the SEC.

          materially breached and the provisions of Section 17 will apply.

5.   LICENSES AND IMMUNITIES TO SAIFUN PRODUCTS

     5.1. Macronix NROM License for Saifun Products.

          (a) THE LICENSE. Macronix hereby grants to Saifun and its Subsidiaries a fully paid up, royalty free, non-exclusive worldwide, non-transferable license, without the right to sub-license, under the Macronix NROM Patents to use, design, have designed, develop, have developed, make, have made, import, have imported, sell, have sold, offer to sell, and otherwise dispose of Saifun Products.

          (b) MACRONIX NROM PROCESS PATENTS RESTRICTION. The license in Section 5.1(a) does not include the right to utilize Macronix NROM Process Patents for fabrication of Saifun Products outside of Macronix fabs. Nonetheless, this restriction (subject to Section 5.1(c) will not apply for manufacture in Substitute Foundry.

          (c) REASONABLE ROYALTIES FOR SAIFUN PRODUCTS. For any Macronix NROM Process Patent utilized for Saifun Products that is not licensed under Section 5.1(a), the Parties and Saifun Subsidiaries (if applicable) will discuss reasonable royalties. Should Saifun and/or its Subsidiaries not be interested in a license or an understanding cannot be reached, Saifun will be allowed reasonable time to phase out of the Saifun Product or Element for which a license is required in accordance with this Section. The reasonable time will allow Saifun to ship any existing inventory of the relevant Saifun Product or design around the relevant Macronix NROM Process Patent. Rights of third parties granted in reliance of the licenses of this Agreement will not be affected provided that third parties complete the phase out within reasonable time period upon receipt of Macronix written notice. During the time period when Saifun is phasing out of the Macronix NROM Process Patents; there will be no royalty payment from Saifun to Macronix for the first 12 months following the notice. However, if the phase out period is longer, than 12 months, a ***% default royalty (if the Parties in good faith negotiations have not reached a different royalty rate) will be paid to Macronix until the completion of such phase out.

     5.2. Macronix NVM Covenants.

          (a) THE COVENANT. Macronix covenants on behalf of itself and its Subsidiaries that it shall not assert Macronix NVM Patents (including, but not limited to Macronix NROM Patents) and Confidential Information disclosed to Saifun or to Saifun's Subsidiary, against Saifun or its Subsidiary for the use, design, development, manufacture, importation, sale, offering to sell, or

*** Omitted pursuant to a confidential treatment request. The confidential information has been filed separately with the SEC.

               other disposition or activity regarding the Saifun Products. Such non-suit covenant will equally apply to other third party companies for the use, importation, sale, disposition or other utilization permissible under this Agreement with regards with the Saifun Products.

               The covenant in accordance with this provision will be automatically revoked if and when Macronix and such a third party is involved in mutual litigation initiated by such a third party. In other cases where Macronix believes that the covenant presents a significant commercial threat to Macronix against a harmful competitor the Parties will discuss potential courses of action and conduct good faith negotiations.

          (B) NVM (BUT NOT NROM) PATENTS RESTRICTIONS. The covenant in Section 5.2(a) will not extend to Macronix NVM Patents which are not Macronix NROM Patents, where such Patents are utilized for fabrication of Saifun Products outside of Macronix fabs. Nonetheless, this restriction will (subject to Section 5.2(c)) not apply for manufacture in Substitute Foundry

          (c) Reasonable Royalties for Saifun Products. For any Macronix NVM Patents utilized for the Saifun Products, which are not protected under the covenant in Section 5.2(a) of this Agreement, the Parties will discuss reasonable royalties. Should Saifun and/or its subsidiaries not be interested in a license or an understanding cannot be reached, Saifun will be allowed reasonable time to phase out of the Saifun Product or Element for which a license is required in accordance with this Section. The reasonable time will allow Saifun to ship any existing inventory of the relevant Saifun Product and design around the relevant Macronix Patent. Rights of third parties granted in reliance of the licenses of this Agreement will not be affected provided that third parties complete the phase out within reasonable time period upon receipt of Macronix written notice. During the time period when Saifun is phasing out of the Macronix NVM Patents, there will be no royalty payment from Saifun to Macronix for the first 12 months following the notice. However, if the phase out period is longer than 12 months, a 4% default royalty (if the Parties in good faith negotiations have not reached a different royalty rate) will be paid to Macronix until the completion of such phase out.

     5.3. General Provision - Intention Statement. The license in Section 5.1 and covenant of and 5.2 will not extend to allow Saifun to utilize such licenses for manufacture of products under the logo of a third party if such product is neither developed, nor designed or is not created in the normal way of doing business by Saifun. Parties will discuss special cases and circumstances.

6.   MUTUAL PROTECTION AMONG SAIFUN LICENSEES.

     6.1. For the duration of this Agreement ***. Notwithstanding the above
          ***:

          (a)  ***; or

          (b)  ***.

     6.2. Mutual Protection.***

7.   LICENSES AND IMMUNITIES TO FOUNDRIES IN WHICH SAIFUN PRODUCTS ARE
     MANUFACTURED

     7.1. Protection as a Licensee. Foundries in which Saifun Products are manufactured, will not be enjoined (such non-enjoinment applies to only the production of Saifun Products) by Macronix or Macronix' Subsidiaries. This Section 7 will not prevent Macronix from asserting rights or seeking remedy against such foundry with regards to activity of a third party that is not protected in accordance with this Agreement.

     7.2. Protection to Substitute Foundry. Subject to Section 5 Macronix on behalf of itself and its Subsidiaries, covenants that it shall not assert any claims against the Substitute Foundry for the use, development, design, manufacture, importation, sale, offering to sell, or other disposition of Saifun Products incorporating the Saifun NROM Technology, provided that Saifun was entitled to select a Substitute Foundry and the Substitute Foundry was selected in accordance with the preferences of Section 9.5(a)(iv) of this Agreement.

8.   DEVELOPMENT OF MACRONIX NROM BASED PROCESS

*** Omitted pursuant to a confidential treatment request. The confidential information has been filed separately with the SEC.

     8.1. Process Qualification. The Parties shall cooperate in developing the first Macronix Product as a vehicle for qualifying Macronix process based on Saifun NROM Technology (the "Macronix NROM Based Process"). Macronix will work diligently on qualifying the Macronix NROM Based Process and the first Macronix Product and will make its best effort to conclude the Macronix NROM Based Process qualification as soon as possible.

     8.2. Qualification of Saifun Products.

          The Parties will cooperate, work diligently and put best effort on the qualification of the Macronix NROM Based Process for production of Saifun Products to commence commercial production of Saifun Products at Macronix, at the earliest possible date. At Saifun's request the qualification of Saifun first E(2) Product may start immediately upon the above commercial production. Towards this end Macronix will provide to Saifun, no later than the Effective Date the balance of the information and documentation necessary to design the Saifun Products which are Confidential Information of Macronix as described in Section 14, such as topographical design rules (DRC), cell library, Hspice data, electrical specifications (E test), process parameters of Macronix' manufacturing process and assistance for the product qualification.

     8.3. Assistance by Saifun. Within the period ending eighteen (18) months following the Effective Date Saifun will:

          (a) Supply Macronix with all information owned by Saifun necessary to practice the Saifun NROM Technology and know-how including, but not limited to, design rules, test chip, samples, wafers, test techniques and other know-how as needed to facilitate the implementation of the Saifun NROM Technology into production at Macronix; and

          (b) Provide support in order to facilitate the transfer, and the debug of, the Saifun NROM Technology for the purpose of production at Macronix manufacturing facility, and will make its people available for general consultation as needed.

     8.4. Reporting and Cooperation. It is agreed that both Parties will work towards developing an ongoing technical and business partnership and alliance that will benefit both companies. With this spirit, an operation and business review meeting will take place once a quarter between Macronix and Saifun, in which the parties will discuss and review technical, business and operation topics. Meetings shall be held alternately at Saifun's site in Israel and Macronix site in Taiwan.

9.   CAPACITY

     9.1. Basic Capacity. Macronix will complete the qualification of the process based on the Saifun NROM Technology no later than September 2000.

          Ramp up, and capacity allocation increases and the format of the rolling wafer requirement forecast to be transferred monthly, will be agreed upon in the Final Foundry Agreement. At the end of an initial ramp up period to be defined in the Final Foundry Agreement, but no later than 2002 Macronix will allocate, total of three thousand (3000) W/M on the basis of 8" wafers (or an equivalent quantity of W/M of a different size) at Macronix' fab (the 3000 W/M will be referred to hereunder as "Basic Capacity").

     9.2. Extended Capacity. Macronix will allocate more capacity totaling up to 10% of Macronix overall manufacturing capacity manufactured on processes utilizing Saifun NROM Technology, but no more than additional 3000 W/M (in addition to the capacity committed in Section
          9.1 ). The Basic Capacity together with the capacity guaranteed in accordance with this Section 9.2 will be referred to hereunder as "Extended Capacity".

     9.3. Additional Capacity. Should Saifun need capacity beyond the Basic Capacity, such capacity will be allocated according to the following principles:

          (a) Submission of Request. Saifun will provide an 18-month forecast for all wafers Saifun needs beyond the Basic Capacity. Should Macronix have such capacity available and the capacity is not committed at the time the request is made, Macronix will commit the requested capacity or portion thereof to Saifun, depending on availability. Subject to Section 9.3(b)(iii) ("Temporary Loss of Capacity") once approved, the Additional Capacity will be committed and Saifun will not be obliged to finance such approved Additional Capacity.

          (b) Financing of Additional Capacity. Should Macronix lack the capacity for the Additional Capacity, Saifun may, at its discretion, participate in the financing of the building capacity for Additional Capacity by Macronix as follows:

               (i) For every 1,000 W/M of Additional Capacity (to be established by ordering date), Saifun will pay the lower of the actual depreciation cost of equipment necessary for such Additional Capacity and $6M annually for 5 years (prorated payments will be made to lesser quantities of W/M). The annual payments will be adjusted for embedded process. Precise mechanism and cost for embedded process will be established in the Final Foundry Agreement.

               (ii) Fees and payments in accordance with this provision will be assessed only for portions of Additional Capacity requested (over the initial 3000 W/M) and the allocated capacity to satisfy the Additional Capacity was not utilized (either by Saifun or by third parties).

               (iii) Temporary Loss of Capacity. Should Saifun's rolling
                    forecast wafer demand is below the committed capacity for an extended period of time (to be agreed upon by the Parties in the Final Foundry Agreement), Saifun will temporarily lose some of such non used capacity in accordance with the principles set in the Final Foundry Agreement.

     9.4. Limitation for Saifun Products. The capacity allocated in accordance with this provision will be limited to Saifun Products developed, designed and created in the normal way of doing business by Saifun.

     9.5. Substitute Foundry.

          (a) Saifun will be free to manufacture at a Foundry of a third Party should Macronix:

               (i) Insufficient Capacity. Lack the capacity in accordance with Sections 9.1or 9.2 or 9.3 which is not attributable to Saifun, and Macronix fails to cure in accordance with the provisions of Section 9.7; or

               (ii) Failure to Meet Technology Needs. Not be able to support or cannot qualify specific process technology, provided such process technology was included in Saifun technology road map made available to Macronix at least one and a half year in advance and/or rolling forecasts are duly provided by Saifun and nonetheless Macronix was not able to recover the defaults within *** after receipt of Saifun's written notification regarding such failure to meet the technology needs of Saifun.

               (iii) Wafer Price. Not meet a matching offer, which is at least
                    ***% of the Wafer Based price in accordance with Section 10.2(c).

               (iv) Material Breach. Take (by Macronix or any of its
                    Subsidiaries) an action or in action in violation of Sections 2.4, 3.1(c)(i) or 3.2 (payment), Section 4.5(re non licensed E(2) and other non licensed Products), or Section 5 (non sue).

               (v) A Substitute Foundry should be selected based on the following order and preference (assuming all have available capacity in comparable prices):

                    (1)  ***

                    (2)  ***


*** Omitted pursuant to a confidential treatment request. The confidential information has been filed separately with the SEC.

                    (3)  ***

                    (4) A single foundry in Taiwan. In case Saifun seeks production from a semiconductor company whose primary place of business is in Taiwan, it will not utilize within Taiwan, more than one such Substitute Foundry

                    (5) If Saifun is unable to secure capacity in any of the above-mentioned fabs, or the conditions are not competitive, no restrictions will apply as to the identity of the Substitute Foundry, but, under no circumstances will Saifun chose more than one Substitute Foundry in Taiwan.

     9.6. Phase Out of Capacity. Where according to this Agreement Macronix will cease providing capacity to Saifun (e.g. should Macronix lose the licenses granted under Section 2 and 3, upon termination of this Agreement, or upon the revocation of the licenses in accordance with
          Section 4.6), Saifun will be able to provide Macronix with and Macronix shall fulfill purchase orders from Saifun and its customers during the *** period, or other period agreed upon by the parties, following the termination or revocation, or other circumstance that triggered Macronix' stop of manufacture for Saifun as the case may be, for quantities up to *** the total monthly allocation for all the period as fixed at the date the licenses are lost or the Agreement is terminated or Macronix stop the manufacture on other grounds. At the end of the *** period, or other period agreed upon by the parties Macronix will be released of its capacity obligations set out in this Agreement.

     9.7. Shortfall. Parties will agree as part of the Final Foundry Agreement on shortfall terms along the following principles:

          (a) Saifun will be a most favored customer, and will suffer the least (compared to other customers of Macronix) of a shortfall from Macronix.

          (b) Shortfall of ***% or less which does not persist for lengthy periods will be ignored. Similarly, shortfall of less then ***% during *** only will not require recovery.

          (c) Continuous shortfall of less then ***% *** in a row, then Macronix will be obliged to meet forecast of the next Quarter provided that orders are placed accordingly.

          (d) For quantities exceeding the first ***% shortfall, the parties will agree on an expedited recovery program, which will give Saifun

____________________________

*** Omitted pursuant to a confidential treatment request. The confidential information has been filed separately with the SEC.

               preference over other customers of Macronix.

10.  WAFER PRICING

     10.1. Wafer Base Price (F.O.B ex works)

          (a) THE INDUSTRY WAFER PRICE. Subject to subsection (b) and (c), The Industry Wafer Price will be ***

               (i)  ***

               (ii) ***

          (b) CALCULATING THE WAFER BASE PRICE. The Wafer Base Price for Saifun will be calculated based on the Industry Wafer Price and will take into consideration the actual number of masks and process steps using specific equation to be determined in the Final Foundry Agreement.

          (c)  WAFER SORT PRICE. ***

     10.2. Adjustments of Wafer Base Price.

          (a) FREQUENCY OF UPDATES. The Wafer Base Price may be updated *** to reflect the business, products, technology, yield, and manufacture conditions or the industry or market conditions or special needs of the Parties.

          (b)  PRINCIPLES OF UPDATE.

               (i) When the Industry Wafer Price in 10.1(a) increases by ***% or more, the Base Wafer Price will be discounted by ***% or more.

               (ii) When said Industry Wafer Price decreases or it increases by less than ***%, Wafer Base Price will not be adjusted. However, should Saifun needs special discount due to specific business condition, the Parties will discuss in good faith such discounts.

          (c) Matching Offer. If a third party has offered in writing to sell Saifun wafers in an arms length transaction and for a reasonable commercial price which is lower than the Wafer Base Price, Saifun may advise Macronix in writing of the business opportunity and


----------------------

*** Omitted pursuant to a confidential treatment request. The confidential information has been filed separately with the SEC.

               allow Macronix to match such offer. Should Macronix fail to exercise its right to sell at a price of ***% or less of the offer made by a third party, or does not send a written confirmation to Saifun of its intention to do so, within 30 days from the date it received Saifun's notice, Saifun will be free to purchase its wafers from the third party at the notified price, and the provisions of Section 9.4 and other sections in this Agreement regarding Substitute Foundry will apply to such foundry provided that the price of products provided to Saifun shall not exceed the notified price and such price must be higher than ***% of the Industry Wafer Price.


     10.3. Wafer- Actual Price.

          The Wafer - Actual Price Saifun will pay the lower between:

          (a)  Base Wafer Price less the following quantity discount:

               (i)  ***% for the 1st *** W/M;

               (ii) ***% for the 2nd *** W/M ***;

               (iii) ***% for the 3rd *** W/M ***;

               (iv) ***% for the 4th *** W/M ***;

               (v)  above *** W/M there will be no discounts;

                    AND

          (b)  ***.

11.  MISCELLANEOUS FOUNDRY PROVISIONS

     11.1. Macronix commits to enter a separate understanding with *** according to which Macronix will engage *** as a foundry for Licensed Products. The quantity of wafers, the duration for such an obligation (along the understandings described in Appendix 11.1) and all other terms and conditions regarding the fabrication will be agreed upon between *** and Macronix.

     11.2. Advanced Technology. Macronix will permit Saifun to move its capacity allocation to the most advanced Macronix NROM technologies at the earliest practical date after the full qualification of such technology (with a reasonable ramp up rate).

     11.3. Wafer Sort. Wafer supplied will be sorted. The Final Foundry Agreement will be negotiated by the Parties in good faith to cover all aspects of Sort program development and sort capacity based on following principles:

          (a) Macronix will support the development of the needed outsourcing sort capacity of Saifun. Such support will include: recommending wafer sort subcontractor vendor (up to two) to support all Saifun

-------------------------
*** Omitted pursuant to a confidential treatment request. The confidential information has been filed separately with the SEC.

               sort capacity requirements, or test program development (E(2) only), support tester selection and advice the reasonableness of the subcontractor's prices.

          (b) Macronix will use commercially reasonable effort to assist Saifun in getting a competitive wafer sort pricing at test fabs introduced by Macronix.

     11.4. Final Foundry Agreement

          (a) The Parties will execute within four (4) months after the Effective Date or other agreed upon period a Final Foundry Agreement which will include provisions customary in semiconductor supply agreements and will include among other things the agreed upon product qualification for Saifun Products, and related NRE charges, wafer sort program, foundry yield, cycle time and lead time, rolling forecast mechanism process change (modification) and termination of a process, engineering and reliability, information access and facility audit, inventory, quick turnaround lots, engineering lots, termination of process provisions, sort options and other terms and conditions for the supply of Saifun Products.

          (b) Failure to reach such an understanding will be resolved by utilizing the assistance of an agreed upon objective party or, expert in the industry in reliance on the standard customary in the industry, such as the standard terms.

     11.5. Management Program

          (a) Immediately after the Effective Date, the Parties shall appoint a program management committee. Each Party shall designate one representative to this committee as program manager, whose primary responsibility shall be to act as a focal point for technical and commercial discussions between the Parties relating to the performance defined in this Agreement.

          (b) The program management committee shall meet as often as required, but not less than once every two months for the initial six months following the Effective Date of this Agreement, and not less than quarterly thereafter. The program managers of each Party shall cooperate with each other in establishing the agenda in advance of each meeting.

     11.6. Production for Harmful Competitor of Macronix. Saifun will use its best effort to seek production elsewhere for products with logo of a third party who is a harmful competitor of Macronix. A third party will become such a harmful competitor as soon as Macronix advises Saifun that such a third party is considered by Macronix to be a harmful competitor. Such notification can be granted only before manufacture for such third party's product has commenced, or within 7 days from the date in which time Saifun advises Macronix of such a new party. As soon as Macronix notifies Saifun that a third party is a harmful competitor in accordance with this Section 11.6, the Parties will maintain an open dialog to determine the courses of action to be taken. Saifun at her end will endeavor to have the above products manufactured in third party's fabs, and Macronix will assist Saifun in securing the required capacity in Macronix fabs, provided that there is no adverse impact to Macronix and that the assistance period shall not exceed six months upon the written notice of Saifun. Should Saifun require longer support period, the Parties shall negotiate in good faith the applicable terms and conditions. Macronix will use the rights granted herein under only in extreme cases of competition, such as in the case where Macronix and such a third party are in litigation, or such third party had already caused actual damage to Macronix in the past or any other harmful condition agreed upon by the parties.

12.  AUDIT AND RECORD KEEPING

     12.1. Payment Terms. During the term of this Agreement, Macronix will provide Saifun with quarterly written royalty reports for sales of Licensed Products within *** after the end of each calendar quarter. Such royalty reports shall set forth Macronix' Net Sales, and royalty amounts due to Saifun in accordance with this Agreement with respect to the quarter just ended and Macronix' calculations (in reasonable detail) of such royalties. Macronix shall pay Saifun the amount specified in the reports, within *** of the end of the calendar quarter. All payments under this Agreement shall be paid in U.S. dollars no withholding taxes will be withheld. In the event that Macronix payment due hereunder is not paid by the end of the applicable *** period, Macronix will be assessed a late charge equal to the higher of one and one-half percent (1.5%) per month or the statutorily maximum rate of interest in accordance with the laws of the State of California.

          Macronix will pay Saifun all other payments due in accordance within this no later than *** past the date provided for in this Agreement.

     12.2. Records. For a period of five (5) years after each royalty or other payment due or made to Saifun under this Agreement, Macronix agrees to make and maintain such books, records and accounts as are reasonably necessary to verify such royalty payments.

     12.3. Audit. Upon at least thirty (30) days prior written notice to Macronix, no more than once a year, Saifun shall have the right, at its own cost and expense, to authorize an internationally recognized certified public accounting firm selected by Saifun and approved by Macronix, which approval will not be unreasonably withheld, to audit Macronix' books, records, and accounts for the sole purpose of verifying royalties paid to Saifun under this Agreement. Macronix will promptly make up any underpayment revealed by such an audit. Any overpayments made shall be credited against future royalty obligations or refunded to Macronix if

_________________

*** Omitted pursuant to a confidential treatment request. The confidential information has been filed separately with the SEC.

          there are no future royalty obligations. Macronix shall bear the costs of any audit, which discloses an underpayment of 5% or more between its records and the audited payments.

13.  CONFIDENTIALITY

     13.1. Acknowledgement. Saifun and Macronix acknowledge that, in the course of performing their respective obligations hereunder, each may obtain Confidential Information relating to the other and the others' products that is of a confidential and proprietary nature to such other party.

     13.2. Exclusions. Confidential Information does not include information which:

          (a) is or becomes public knowledge or is rightfully received by a party without fault or misconduct of the receiving party or any breach of any confidentiality obligation; or

          (b) the receiving party can prove by documents that it was independently developed by it without use of the Confidential Information; or

          (c) the receiving party can prove by documents that it was previously known to it prior to receipt of the Confidential Information.

     13.3. Obligation. Each of the Parties agrees that, for a period of seven
          (7) years following termination of this Agreement or 31st December 2020 (whichever occurs later) it will (i) use the Confidential Information of the other Party only in connection with fulfilling its rights and obligations under this Agreement; (ii) hold the Confidential Information of the other Party in strict confidence and exercise due care with respect to its handling and protection, consistent with its own policies concerning protection of its own Confidential Information of like importance, but in no instance less than reasonable care, (iii) not disclose, divulge or publish the Confidential Information of another Party except to such of its responsible employees and subcontractors who have a bona fide need to know to the extent necessary to fulfill such Party's obligations under this Agreement or except as such Confidential Information is required to be disclosed pursuant to law, provided the Party uses reasonable efforts to give the disclosing Party sufficient notice of such required disclosure to allow the disclosing Party reasonable opportunity to object to and to take legal action to prevent such disclosure; (iv) instruct and enter into a confidentiality agreement with all such employees and subcontractors to prevent the other Party's Confidential Information being disclosed to third parties, including consultants, without the prior written permission of the other Party. Each Party and its respective Subsidiaries, may exchange Confidential Information as may be reasonably required in furtherance of this Agreement.

     13.4. Confidentiality of Terms. The Parties hereto shall keep the terms of this Agreement confidential and shall not now or hereafter divulge these terms to any third party except:

          (i)  with the prior written consent of the other party; or

          (ii) to any governmental body having jurisdiction to call therefor; or

          (iii) as otherwise may be required by law or legal process, including to legal and financial advisors in their capacity of advising a party in such matters; or

          (iv) during the course of litigation so long as the disclosure of such terms and conditions are, to the extent permissible by applicable laws, restricted in the same manner as is the confidential information of other litigating parties and so long as (a) the restrictions are embodied in a court-entered Protective Order, if applicable and (b) the disclosing party informs the other parties in writing at least ten (10) days in advance of the disclosure; or

          (v) in confidence to legal counsel, accountants, banks and financing sources and their advisors solely in connection with complying with financial transactions

     13.5. The Confidentiality provisions in the Agreement are intended to add to any other confidentiality restrictions set between the parties, and should not be construed differently. Nothing in this provision will prevent the utilization of the Confidential Information as a party to this Agreement in accordance with the licenses granted in this Agreement.

14.  INTELLECTUAL PROPERTY INFRINGEMENT

     14.1. Cooperation. The Parties will cooperate in protecting the technology obtained under this Agreement and will share information regarding third party infringements.

     14.2. No Indemnification. Claims, liabilities and costs of defending any claim or suit arising from alleged infringement or misappropriation, violation of unfair competition rights of a third party or suits with similar causes of action resulting or based on the utilization of the technology obtained under this Agreement by any Party, will be the responsibility of the Party to whom such claims are directed with no right of indemnification from the other Party.

15.  WARRANTIES

     15.1. Saifun Warranties.

     Saifun represents and warrants to Macronix that, as of the Effective Date:
     (i) it has full power and authority to enter into this Agreement; (ii) it has sufficient right and authority to carry out its obligations hereunder and to grant to Macronix all licenses and rights in the Saifun Patents that Saifun grants to Macronix hereunder; (iii) it has not granted, any licenses to any third party which are inconsistent with the licenses and rights granted under this Agreement; (iv) it owns all right, title and interest in and to the Saifun Patents; (v) all corporate actions necessary for entering into this Agreement have been taken; (vi) the signatories on behalf of it have been duly authorized; (vii) any and all government consents required for this Agreement to be entered into and for the rights granted herein have been obtained; and (viii) Saifun does not know of any claim made by any third party that the Saifun NROM Technology and Saifun Patents, in whole or in part, infringes upon any patent or other intellectual property of a 3rd party. (ix) there is no restriction for Macronix regarding Confidential Information

     15.2. Macronix Warranties.

     Macronix represents and warrants to Saifun that: (i) it has full power and authority to enter into this Agreement; (ii) it has sufficient right and authority to carry out its obligations hereunder; (iii) it has not granted any licenses to any third party which are inconsistent with the licenses and rights granted under this Agreement; (iv) it owns all right, title and interest in and to the Patents licensed by it hereunder; (v) it has the right and authority to grant the licenses granted in this Agreement on its own behalf and on behalf of its Subsidiaries; (vi) all corporate actions necessary for entering into this Agreement have been taken; (vii) the signatories on its behalf have been duly authorized; and (viii) any and all government consents required for this Agreement to be entered into and for the rights granted herein have been or will be obtained.; and (ix) there is no restriction for Saifun regarding Confidential Information

     15.3. Exclusion of Warranties.

     THE WARRANTIES IN THIS SECTION ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS AND IMPLIED, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. NOTHING IN THIS AGREEMENT SHALL BE CONSTRUED AS A WARRANTY OR REPRESENTATION AS TO THE VALIDITY OR SCOPE OF ANY PATENT OR CONFIDENTIAL INFORMATION OWNED OR CONTROLLED ANY OF THE PARTIES TO THIS AGREEMENT.

16.  ADOPTION AND PROMOTION

     16.1. Announcement of Saifun NROM Technology. Immediately upon execution of this Agreement, the Parties will publish a joint press announcement, advising of the choice of the Saifun NROM Technology as the core for future flash technology.

     16.2. Adoption of Saifun NROM Technology. Macronix agrees to make a commercially reasonable effort to replace, a part or the whole of, Macronix' previous flash memory technology with the Saifun NROM Technology.

     16.3. Promotion. Subject adoption of the Saifun NROM Technology, Macronix will promote the Saifun NROM Technology in a manner that clarifies that the Saifun NROM Technology is the foundation of Macronix' flash technology and Licensed Products of Macronix, in a form mutually agreeable to the Parties. Such promotion will include a visible reference in marketing materials (in all media) that Licensed Products incorporate the Saifun NROM Technology. Such attribution will be made in accordance with commercially practical guidelines published by Saifun and approved by Macronix, which approval will not be unreasonably withheld.

17.  TERM AND TERMINATION

     17.1. Term. Unless otherwise terminated as herein provided, this Agreement shall continue in full force and effect for the duration of the Saifun Patents, and thereafter shall continue on a year-to-year basis unless the Party wishing to terminate provides the other Party with no less than twelve (12) months written notice of its intent not to renew this Agreement.

     17.2. Termination at will by Macronix. Macronix can terminate this agreement (at any point of time), as long as : 1) Pays all license and prepaid royalties payment due until the date of termination 2) pays actual royalties dueand meets all other conditions prior to termination. The obligation of Macronix as per section 9 and 10 will be maintained for a limited period of 12 months from the notice date, or othe term agreed upon by the Parties accordance with the provisions of section 9.6 and the reasonable royalty condition.

     17.3. Termination Upon Material Breach.

          (a) This Agreement may be terminated by either Party for material breach of this Agreement if such breach is not cured within sixty
               (60) days after written notification of such breach: provided however, that this Agreement may not be terminated if the breaching Party has provided within such sixty (60) day period evidence of good-faith effort and progress toward curing the breach, in which case this Agreement may not be terminated unless the breach has not been cured within ninety (90) days of written notification of the breach.

          (b) Consequences of Termination Upon Material Breach. In the event of termination under this Section17.3 , the licenses and rights to royalties granted under this Agreement shall continue except as follows:

               (i) If the Agreement is terminated by Macronix for Saifun unduly, deliberately disclosing substantive process secrets of Macronix, the licenses and immunities granted by Macronix to Saifun shall terminate and the licenses granted to Macronix in Sections 2 and 3 will be deemed fully paid. The obligations of Macronix in Section9, and 10 will be maintained for a limited period of 18 months in accordance with the provisions of Section 9.6.

               (ii) If the Agreement is terminated by Saifun for Macronix'
                    violation of the Foundry Restriction set in Section 4.2, action or in action in violation of Section 4.5(re non licensed E(2) and other non licensed Products), 5 (non sue) 9 (capacity), 2.4 (payment) 3.2 and 3.3 (payment) or in accordance with Section 0, the licenses granted by Saifun to Macronix in Sections 2 and 3 shall terminate and the licenses and all immunities in Sections 5 and 7 granted by Macronix to Saifun will be maintained provided that reasonable royalties shall be paid by Saifun when such royalties are due in accordance with Section 5.1(c) and 5.2(c).

     17.4. Consequences of Termination (under any circumstances). The termination or expiration of this Agreement shall not affect any of the Parties' rights or obligations incurred prior to such termination.

          (a)  Maintenance of Rights and Existing Inventory after Termination.

               (i) Except as otherwise provided, upon termination or expiration of this Agreement, the Parties shall have the right to ship any existing inventory of products licensed in accordance with this Agreement, subject to the royalty provisions (where applicable) of this Agreement. It is agreed that in all instances of termination Macronix should have the right to continue its existing business for at least 12 months, or other period agreed upon by the Parties, to deliver the existing orders and to smoothly terminate such business case.

               (ii) Rights of Blocking Patents granted in reliance and in accordance with this Agreement, will not be affected by the termination or expiration of this Agreement and third parties such as customers, distributors and others in lawful possession of the Saifun Products will be continuing permitted to do and engage in activities permissible under this Agreement after the termination with regards to existing inventory.

               (iii) In all circumstances in which termination results in termination of manufacture, than the Parties and their Subsidiaries will be entitled to ramp down period of ***, or other period agreed upon by the Parties, in accordance with the provisions of Section 9.6.

          (b) Return Of Material. Upon any termination each Party shall promptly return to the other Party documents, and all materials and samples (in any medium) given to the other Party under this Agreement, and which have been in such Party's control or possession at any time, and shall immediately cease to make any further use of such material and know how acquired in connection therewith.

          (c) Release from Minimum Royalties. Should the Agreement be terminated before the obligations regarding Minimum Royalties (set in Sections 2.4(b) and 3.2) Macronix will be obligated in the payment of the actual royalties and will be released from early payment of the Minimum Royalties as set in the relevant sections.

          (d) Survival. Termination of this Agreement will not release each Party from any confidentiality obligations entered into or payment of funds which have become due and have not yet been paid prior to the termination of this Agreement. In addition to the other survival clauses in this Agreement, the following provisions shall survive any termination or expiration of this Agreement for any reason, except as otherwise expressly stated herein: Section 11.6, 13, 17 and 18.

18.  DISPUTE RESOLUTION.

     18.1. Informal.

          In the event of a dispute regarding the performance of a Party's obligations under this Agreement, the Parties agree to attempt to resolve such dispute according to the following procedures prior to taking any formal legal action against another Party.

          (a) Within 20 days of the other Parties receiving a request from the another Party, the Parties will negotiate in good faith to resolve any dispute between them regarding this Agreement.

          (b) If the negotiations do not resolve the dispute to the reasonable satisfaction of both Parties, then, within thirty (30) days of a written request by any Party to call such a meeting, senior-level management representatives of the Parties shall meet in person and alone (except for one assistant for each Party) and shall attempt in good faith to resolve the dispute.

          (c) If the dispute cannot be resolved as set forth in Sections 18.1(a) to 18.1(b) above, the Parties agree that they shall arbitrate the dispute in accordance with Section 18.2. Under this Agreement, either Party may

_________________

*** Omitted pursuant to a confidential treatment request. The confidential information has been filed separately with the SEC.

               bring an action in any court of competent jurisdiction to compel arbitration in accordance with Section 18.2.

     18.2. Arbitration

     In accordance with the following provisions, the Parties shall resolve disputes arising under or affecting this Agreement by confidential arbitration. Except as provided in this Section 18.2, the Federal Arbitration Act shall govern the interpretation, enforcement and all proceedings pursuant to this Agreement. To the extent that the Federal Arbitration Act is inapplicable, California law pertaining to agreements to arbitrate shall apply. The procedure described in this Section 18.2 shall be the exclusive means of resolving disputes arising under or affecting this Agreement.

          (a) Scope of Claims. The only claims that are arbitrable are those that, in the absence of this Section 13.2, would have been justiciable under applicable state or federal law. Claims for injunctive and/or other equitable relief are not arbitrable under this Agreement. In the event that the claim consists of a claim for injunctive relief and/or equitable relief and/or other forms of relief then the whole matter will be referred to a Court of law, rather than split the jurisdiction of the competent tribunal.

          (b) Notice. The Parties agree that the aggrieved Party shall give written notice of a demand to arbitrate any claim arising from this Agreement ("Noticei") to the other Party. The Notice shall identify and describe the nature of all claims asserted and the facts upon which such claims are based. The Notice shall be sent to the other Party in accordance with the provisions in this Agreement for sending notices.

          (c) Selection of Arbitrators. The arbitration proceedings shall be conducted by a panel of three qualified in the subject matter of semiconductor licensing agreements ("Arbitratorsi"). Each Party shall designate one Arbitrator and the two Arbitrators so designated shall select together the third Arbitrator.

          (d) Discovery. The Parties shall allow and participate in discovery in accordance with the Federal Rules of Civil Procedure for a period of ninety (90) days after the receipt of the Notice by the accused Party. Additional discovery may be had only where the Arbitrators selected pursuant to this Agreement so order upon a showing of substantial need.

          (e) Designation of Witnesses. At least thirty (30) days before the arbitration, the Parties must exchange lists of witnesses, including any expert(s), and copies of all exhibits intended to be used at the arbitration.

          (f) Subpoenas. Each Party shall have the right to subpoena witnesses and documents for the arbitration.

          (g) Arbitration Procedures. Arbitration proceeding shall be conducted pursuant to the rules of , California, U.S.A., or such other location as may be agreed between the Parties. The arbitration proceedings shall be held in English. The Arbitrators shall apply the substantive law (and the law of remedies, if applicable) of the State of California, or federal law, or both, as applicable to the claim(s) asserted. The Arbitrators are without jurisdiction to apply any different substantive law, or law of remedies. The Arbitrators shall have jurisdiction to hear and rule on pre-hearing disputes and are authorized to hold pre-hearing conferences by telephone or in person, as the Arbitrators deem necessary. The Arbitrators shall have the authority to entertain a motion to dismiss and/or a motion for summary judgment by any Party and shall apply the standards governing such motions under the Federal Rules of Civil Procedure. The Arbitrators, and not any federal, state, or local court or agency, shall have exclusive authority to resolve any dispute relating to the interpretation, applicability, enforceability or formation of this Agreement, including but not limited to any claim that all or any part of this Agreement is void or voidable. The arbitration shall be final and binding upon the Parties.

          (h) Enforcement of Judgment and Judicial Review. The judgment upon award of the Arbitrators shall be final and binding and may be enforced in any court of competent jurisdiction, and each Party unconditionally submits to the jurisdiction of such court for the purpose of any proceeding seeking such enforcement.

          (i) Confidentiality. All papers, documents, or evidence, whether written or oral, filed with or presented to the Arbitrators shall be deemed by the Parties and by the Arbitrators to be Confidential Information.

19.  MISCELLANEOUS

     19.1. Headings. The headings of the sections of this Agreement are for convenience only and will not be of any effect in construing the meanings of this Agreement.

     19.2. Appendices. The recitals and appendices to this Agreement form an integral part thereof and shall be used for the purposes of interpreting this Agreement.

     19.3. Reservation of Rights. Except as expressly granted herein, each Party reserves unto itself, its successors and assigns all right, title and interest it has in its property, including but not limited to its intellectual property, confidential information, know how and trade secrets.

     19.4. Subsidiaries. Any rights, which apply, to each Party under this Agreement shall apply equally to its subsidiaries.

     19.5. Governing Law. This Agreement and matters connected with the performance thereof shall be construed, interpreted, applied and governed in all respects in accordance with the laws of the United States of America and the State of California, without reference to its conflict of laws principles.

     19.6. Jurisdiction. The Parties agree that all disputes and litigation regarding this Agreement and matters connected with its performance shall be subject to the exclusive jurisdiction of the United States District Court for the Southern District of California. The Parties hereby waive any and all right to have a jury hear any case arising under or related to this Agreement.

     19.7. Assignment.

          (a) The Agreement and the rights and obligations arising hereunder shall be binding upon and inure to the benefit of the Parties and to their respective successors and assigns of all rights and interests, provided that one Party shall not assign any of its rights or privileges hereunder without the prior written consent of the other Party.

          (b) M&A. Notwithstanding the above, this Agreement may be assigned, without the written consent of the other Party, by either Party, pursuant to an M&A, provided that the successor agrees to be bound by the terms of this Agreement. In the event of an M&A of Saifun, Saifun will notify Macronix immediately after execution of the relevant agreement. The rights of Macronix and Saifun's successor in interest shall not be affected due to such acquisition.

               Notwithstanding the above in the event that Saifun's successor in interest is a semiconductor manufacturer, Macronix will have the right to stop performing its obligations under this Agreement for providing Saifun's successor with wafers (under Sections 9 and 10), provided Macronix had given Saifun ***, or other period agreed upon by the Parties, phase out period in accordance with the procedures and rights set in Section 9.6 All other rights and obligations of the Parties under this Agreement will be maintained following the M&A.

               For clarification it is hereby stated that under no circumstances shall the licenses granted to Macronix be divisible. Transfer of rights in an M&A will retain the entire rights in the hands of the assignee or successor in interest.

     19.8. Joint Projects. The Parties are to agree on a joint development program as part of their contemplated strategic alliance and will together explore avenues for future cooperation.

     19.9. Entire Agreement. This Agreement and the appendices attached hereto constitute the entire and exclusive agreement between the Parties hereto with respect to the subject matter hereof and supersede any prior agreements between the parties with respect to such subject matter.

     19.10. Severability. If any provision of this Agreement, or the application thereof, shall for any reason and to any extent be held invalid or unenforceable, the remainder of this Agreement shall remain in full force and effect and be interpreted so as best to reasonably effect the intention of the Parties.

-----------------

*** Omitted pursuant to a confidential treatment request. The confidential information has been filed separately with the SEC.

     19.11. Force Majeure. No Party shall be responsible for delay or failure in performance caused by any government act, law, regulation, order or decree, by communication line or power failures beyond its control, or by fire, flood or other natural disasters or by other causes beyond its reasonable control, nor shall any such delay or failure be considered to be a breach of this Agreement. In any such event, performance shall take place as soon thereafter as is reasonably feasible. The remedies to be taken in case the force majeure prevent full compliance with the obligations set in Section 8.4, will be set in the Final Foundry Agreement.

     19.12. Compliance with Law, including U.S. Export Laws. Each Party agrees to comply with all applicable international, national, state, regional and local laws and regulations in performing its duties hereunder and in any of its dealings with respect to the technical information disclosed hereunder or direct products thereof. No Party shall export or re-export, directly or indirectly, any technical information disclosed hereunder or direct products thereof to any destination prohibited or restricted by the export control laws and regulations of the United States and Taiwan, including the U.S. Export Administration Regulations, without the prior authorization form the appropriate governmental authorities.

     19.13. No Third Party Beneficiaries; No Agency. Except as expressly provided herein to the contrary, no provisions of this Agreement, express or implied, are intended or will be construed to confer rights, remedies or other benefits to any third party under or by reason of this Agreement. This Agreement will not be construed as creating an agency, partnership or any other form of legal association (other than as expressly set forth herein) among the Parties.

     19.14. Modification and Waiver. No modification to this Agreement, nor any waiver of any rights, will be effective unless assented to in writing by the Party to be charged, and the waiver of any breach or default shall not constitute a waiver of any other right hereunder or any subsequent breach or default.

     19.15. Notices. Any required or permitted notices hereunder must be given in writing at the address of each Party set forth below, or to such other address as any Party may substitute by written notice to the others in the manner contemplated herein, by one of the following methods: hand delivery; registered, express, or certified mail, return receipt requested, postage prepaid; nationally-recognized private express courier; or facsimile. Notices will be deemed given on the date when hand delivered or transmitted by facsimile, five (5) days after being sent by express mail or nationally-recognized private express courier, and ten (10) days after being sent by registered or certified mail.

To Saifun:                              To Macronix:

_____________________________________   ________________________________________

_____________________________________   ________________________________________

_____________________________________   ________________________________________

Attention: Kobi Rozengarten             Attention: Simon Wang

     19.16. Counterparts. This Agreement may be executed in multiple counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

     IN WITNESS WHEREOF, Saifun and MACRONIX have caused this Agreement to be executed by their duly authorized representatives as of the Effective Date.

Saifun Semiconductors Ltd.              Macronix


By: /s/ Boaz Eitan                      By: /s/ [illegible]
    ---------------------------------       ------------------------------------
Title: President and CEO                Title: President
Date: May 5, 2000                       Date: May 5, 2000

                                  APPENDIX 11.1

                             MANUFACTURING AT ***

Macronix undertakes to have the detailed below manufacturing portion manufactured at *** at the prices agreed, in a signed document between Macronix and *** in July 1999.
All manufacturing terms and conditions will be agreed upon by Macronix and *** through negotiations in good faith.

     1. For the period commencing upon signing this agreement and until September 30, 2002:

          1.1 From the first *** wafers manufactured during a given month - a minimum of *** out of every *** wafers shall be manufactured at ***, but no less than *** wafer per month; and

          1.2 From the *** wafer up to *** wafers manufactured during a given month - a minimum of *** out of every *** wafers shall be manufactured at ***; and

          1.3 From the *** wafer up to *** wafers manufactured during a given month - a minimum of *** out of every *** wafers shall be manufactured at ***; and

          1.4 From the *** wafer up to the *** wafers manufactured during a given month - a minimum of *** out of every *** wafers shall be manufactured at ***; and

          1.5 From the *** wafer manufactured during a given month - MACRONIX shall not be required to have any additional wafers manufactured at *** in such given month.

     2. For the period commencing on October 1, 2002 and until the end of the term of this agreement - MACRONIX shall have a monthly minimum of *** wafers manufactured at ***, provided that *** shall at such period have contemporary foundry services and competitive technology offering

------------------

*** Omitted pursuant to a confidential treatment request. The confidential information has been filed separately with the SEC.